                                                                     EXHIBIT 4.1

                         INCORPORATED UNDER THE LAWS OF
                             The State of Tennessee

                           WILSON BANK HOLDING COMPANY
                               LEBANON, TENNESSEE

THIS CERTIFIES THAT ____________________________ IS THE OWNER OF _____________
Shares of TWO DOLLARS PAR each of the Capital Stock of WILSON BANK HOLDING COMPANY, LEBANON, TENNESSEE transferable only on the books of the Corporation by the holder hereof in person or by Attorney, upon surrender of this Certificate properly endorsed.

      IN WITNESS WHEREOF, the said corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this day of A.D. 20__

_________________________                                _______________________
Chairman                                                             President

                              SHARES $2.00 PAR EACH

_________________________                                _______________________

      THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM   - AS TENANTS IN COMMON     UNIF GIFT MIN ACT - ______CUSTODIAN ______.
                                                         (Cust.)         (Minor)
TEN ENT   - AS TENANTS BY THE                            UNDER UNIFORM GIFTS TO
            ENTIRETIES                                   MINORS
                                                         ACT _________
JT TEN    - AS JOINT TENANTS WITH                             (State)
            RIGHT OF SURVIVORSHIP
            AND NOT AS TENANTS IN COMMON
            ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED _________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________

____________________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
______________________________________________________ ATTORNEY,
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________________

SIGNATURE GUARANTEED BY:

___________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.